Exhibit 10.1

COMMITMENT INCREASE SUPPLEMENT

This COMMITMENT INCREASE SUPPLEMENT (the “ Commitment Increase Supplement”) is made as of June 18, 2008 by and among TARGA RESOURCES PARTNERS LP, a Delaware limited partnership (the “ Borrower”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “ Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer and the parties signatory hereto as the Increasing Lenders (hereinafter defined) and the New Lenders (hereinafter defined).

RECITALS

Borrower, Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders named therein are parties to that certain Credit Agreement dated as of February 14, 2007 (as amended by the First Amendment to Credit Agreement dated October 24, 2007 and as otherwise amended, supplemented, restated, increased, extended, or otherwise modified from time to time, the “ Credit Agreement”). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.

Pursuant to Section 2.14 of the Credit Agreement, upon notice to the Administrative Agent, Borrower has the right to cause from time to time an increase in the Aggregate Commitments by adding to the Credit Agreement, subject to the approval of the Administrative Agent, the L/C Issuer, and the Swing Line Lender one or more additional Lenders (referred to in Section 2.14(c) of the Credit Agreement as “additional Eligible Assignees”) and referred to herein as the “ New Lenders”), or by allowing one or more Lenders to increase their respective Commitment (such Lenders being referred to herein as the “ Increasing Lenders”), subject to the limitations contained in such Section 2.14.

AGREEMENT

1. The Borrower and the parties signatory hereto as the Increasing Lenders and as the New Lenders hereby agree that, from and after the date hereof, the Increasing Lenders and the New Lenders shall have the respective Commitments as set forth on the attached Supplement to Schedule 2.01. By its execution and delivery of this Commitment Increase Supplement, each New Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement. Such Commitments of the New Lenders and the increase in the Commitments of the Increasing Lenders shall represent an increase in the Aggregate Commitments pursuant to Section 2.14 of the Credit Agreement.

2. Administrative Agent, Swing Line Lender, L/C Issuer, and Borrower hereby consent to and approve the Commitment of each New Lender and the increase in the Commitment of each Increasing Lender, and such resulting increase in the Aggregate Commitments pursuant to Section 2.14 of the Credit Agreement.

3. Each New Lender and each Increasing Lender hereby represents and warrants to the Administrative Agent, Swing Line Lender and L/C Issuer as follows: (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment

COMMITMENT INCREASE SUPPLEMENT

Increase Supplement, to consummate the transactions contemplated hereby and to become or to continue to be a Lender under the Credit Agreement, (b) from and after the Increase Effective Date (hereinafter defined), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, and (c) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Increase Supplement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, Swing Line Lender, L/C Issuer, or any other Lender; and agrees that (1) it will, independently and without reliance on the Administrative Agent, Swing Line Lender, L/C Issuer or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

4. This Commitment Increase Supplement shall be effective on the date (the “ Increase Effective Date”) that (i) the Borrower and each New Lender and each Increasing Lender each execute a counterpart hereof and deliver the same to the Administrative Agent, (ii) the Administrative Agent, Swing Line Lender, and L/C Issuer execute and deliver a counterpart hereof, and (iii) each of the conditions to the increase in the Aggregate Commitments in Section 2.14 of the Credit Agreement shall have occurred. From and after the Increase Effective Date, each New Lender shall be a “Lender” under the Loan Documents.

5. Upon any increase in the Aggregate Commitments pursuant Section 2.14, the Lenders have authorized the Administrative Agent and the Borrower to make non-ratable borrowings and prepayments of the Committed Loans, and if any such prepayment requires the payment of Eurodollar Rate Loans other than on the last day of the applicable Interest Period, Borrower shall pay any required amounts pursuant to Section 3.05, in order to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Commitment Increase Supplement. On the Increase Effective Date, each New Lender and each Increasing Lender shall make a Committed Loan for the account of the Borrower to implement such provisions of Section 2.14 of the Credit Agreement.

6. Borrower (a) represents and warrants that, on and as of the Increase Effective Date, before and after giving effect to the increase in Aggregate Commitments resulting hereunder, (i) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Commitment Increase Supplement, the representations and warranties contained in subsection (a) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01, and (ii) no Default exists, (b) ratifies and confirms each of the Loan Documents, (c) agrees that all Loan Documents shall apply to the Obligations as they are or may be increased by this Commitment Increase Supplement, and (d)

agrees that its obligations and covenants under each Loan Document are otherwise unimpaired hereby and shall remain in full force and effect.

COMMITMENT INCREASE SUPPLEMENT

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7. This Commitment Increase Supplement may not be amended, changed, waived or modified, except by a writing executed by the parties hereto.

8. This Commitment Increase Supplement embodies the entire agreement among each New Lender, each Increasing Lender, the Borrower, L/C Issuer, Swing Line Lender and the Administrative Agent with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

9. This Commitment Increase Supplement may be executed in any number of counterparts each of which shall be deemed to be an original. Each such counterpart shall become effective when counterparts have been executed by all parties hereto. Delivery of an executed counterpart of this Commitment Increase Supplement by telecopier shall be effective as delivery of a manually executed counterpart of this Commitment Increase Supplement.

10. This Commitment Increase Supplement shall be binding upon and inure to the benefit of each New Lender and each Increasing Lender and the Borrower and its respective successors and permitted assigns, except that neither party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the other party.

11. This Commitment Increase Supplement is a Loan Document, as defined in the Loan Agreement, and is subject to the provisions of the Credit Agreement governing Loan Documents.

12. This Commitment Increase Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

If requested by any New Lender or any Increasing Lender, the Borrower shall execute and deliver to such New Lender or such Increasing Lender, as of the Increase Effective Date, a Note in the form attached to the Credit Agreement to evidence the Commitment of such New Lender or such Increasing Lender. If any Increasing Lender which requests a new Note is in possession of an existing Note in the amount of its Commitment before giving effect to the increase pursuant to this Commitment Increase Supplement (each an “Existing Note”), such Increasing Lender shall, promptly after receipt of its new Note, mark such Existing Note “cancelled” and return such Existing Note to the Borrower.

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COMMITMENT INCREASE SUPPLEMENT

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IN WITNESS WHEREOF, the Administrative Agent, Swing Line Lender, L/C Issuer, Borrower, each New Lender, and each Increasing Lender have executed this Commitment Increase Supplement as of the date shown above.

TARGA RESOURCES PARTNERS LP

By:	Targa Resources GP LLC, its sole general partner

	By:	/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Title: Vice President — Finance and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kathleen M. Carry
Name: Kathleen M. Carry
Title: Vice President

BANK OF AMERICA, N.A., as L/C Issuer and Swing Line Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Vice President

BANK OF AMERICA, N.A., as an Increasing Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Leanne S. Phillips
Name: Leanne S. Phillips
Title: Director

ROYAL BANK OF CANADA, as an Increasing Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

ABN AMRO BANK N.V., as an Increasing Lender

By:	/s/ Jamie Conn
Name: Jamie Conn
Title: Managing Director

By:	/s/ John Reed
Name: John Reed
Title: Director

BNP PARIBAS, as an Increasing Lender

By:	/s/ Richard Hawthorne
Name: Richard Hawthorne
Title: Director

By:	/s/ Polly Schott
Name: Polly Schott
Title: Director

COMPASS BANK, as an Increasing Lender

By:	/s/ Dorothy Marchand
Name: Dorothy Marchand
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Heather Wells Kiely
Name: Heather Wells Kiely
Title: Assistant Vice President

COMERICA BANK, as an Increasing Lender

By:	/s/ Mark Fuqua
Name: Mark Fuqua
Title: Senior Vice President

CREDIT SUISSE CAYMAN ISLAND BRANCH, as an Increasing Lender

By:	/s/ James Moran
Name: James Moran
Title: Managing Director

By:	/s/ Laurence Lapeyre
Name: Laurence Lapeyre
Title: Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Increasing Lender

By:	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Vice President

By:	/s/ Dusan Lazaro
Name: Dusan Lazaro
Title: Vice President

SUPPLEMENT TO SCHEDULE 2.01

OF THE CREDIT AGREEMENT

Lender	Existing Commitment Amount	New Commitment Amount	Amount of Commitment Increase
Bank of America, N.A.	$42,500,000	$54,000,000	$11,500,000
Wachovia Bank, National Association	$42,500,000	$52,500,000	$10,000,000
Royal Bank of Canada	$42,000,000	$51,000,000	$9,000,000
ABN AMRO Bank N.V.	$35,000,000	$43,000,000	$8,000,000
BNP Paribas	$35,000,000	$44,000,000	$9,000,000
Compass Bank	$35,000,000	$46,500,000	$11,500,000
U.S. Bank National Association	$25,000,000	$34,000,000	$9,000,000
Comerica Bank	$25,000,000	$34,000,000	$9,000,000
Credit Suisse	$25,000,000	$36,500,000	$11,500,000
Deutsche Bank Trust Company Americas	$25,000,000	$36,500,000	$11,500,000
TOTAL			$100,000,000

COMMITMENT INCREASE SUPPLEMENT - SCHEDULE 2.01

CONSENT AND AGREEMENT

June 18, 2008

The undersigned Guarantors each hereby consents to the provisions of this Commitment Increase Supplement and the transactions contemplated herein and hereby ratifies and confirms each of the Loan Documents to which it is a party, and, without limiting the foregoing, agree that such Loan Documents shall apply to the Obligations as they are or may be increased by this Commitment Increase Supplement and that its obligations and covenants under such Loan Documents are otherwise unimpaired hereby and shall remain in full force and effect.

TARGA RESOURCES OPERATING LP

By:	Targa Resources Operating GP LLC, its sole general partner

	By:	/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

TARGA RESOURCES OPERATING GP LLC

By:	/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

TARGA NORTH TEXAS LP

By:	Targa North Texas GP LLC, its sole general partner

	By:	/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

TARGA NORTH TEXAS GP LLC

By:		/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

TARGA INTRASTATE PIPELINE LLC

By:		/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

TARGA RESOURCES TEXAS GP LLC

By:		/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

TARGA TEXAS FIELD SERVICES LP

By:		Targa Resources Texas GP LLC, its sole general partner

	By:	/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

TARGA LOUISIANA FIELD SERVICES LLC

By:		/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

TARGA LOUISIANA INTRASTATE LLC

By:		/s/ Matthew J. Meloy
Name: Matthew J. Meloy
Vice President — Finance and Treasurer

Address of each Guarantor:

1000 Louisiana, Suite 4300

Houston, Texas 77002

Attention: Vice President — Finance

Telephone:     713.584.1024

Telecopier:     713.584.1523